                                                                  EXHIBIT 10.15



THE SECURITIES PURCHASABLE HEREUNDER HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, TOGETHER WITH THE REGULATIONS PROMULGATED THEREUNDER (THE "SECURITIES ACT"), AND MAY NOT BE SOLD, OFFERED FOR SALE, TRANSFERRED, PLEDGED OR HYPOTHECATED IN THE UNITED STATES (AS THAT TERM IS DEFINED IN REGULATION S PROMULGATED UNDER THE SECURITIES ACT) OR TO A U.S. PERSON (AS THAT TERM IS DEFINED IN REGULATION S) IN THE ABSENCE OF AN EFFECTIVE REGISTRATION STATEMENT FILED UNDER THE SECURITIES ACT AND ANY APPLICABLE STATE SECURITIES LAWS, UNLESS AN EXEMPTION FROM SUCH REGISTRATION IS AVAILABLE. THIS SUBSCRIPTION AGREEMENT SHALL NOT CONSTITUTE AN OFFER TO SELL NOR A SOLICITATION OF AN OFFER TO BUY THE SECURITIES IN ANY JURISDICTION IN WHICH SUCH OFFER OR SOLICITATION WOULD BE UNLAWFUL. THE SECURITIES ARE "RESTRICTED" AND MAY NOT BE RESOLD OR TRANSFERRED EXCEPT AS PERMITTED UNDER THE SECURITIES ACT PURSUANT TO REGISTRATION OR EXEMPTION THEREFROM.

                        OFFSHORE SUBSCRIPTION AGREEMENT
                    SERIES B 8% CONVERTIBLE PREFERRED STOCK

                         CHADMOORE WIRELESS GROUP, INC.


                 THIS OFFSHORE SUBSCRIPTION AGREEMENT (this "Agreement"), dated as of the 10th day of December, 1997, is executed in reliance upon the transaction exemption afforded by Regulation S, as amended ("Regulation S") promulgated by the Securities and Exchange Commission ("SEC") under the Securities Act of 1933, as amended (together with the regulations promulgated thereunder, (the "Securities Act").

                 This Agreement has been executed by the undersigned in connection with the private placement of the Series B Convertible Preferred Stock (hereinafter referred to as the "Preferred Stock") of CHADMOORE WIRELESS GROUP, INC. (NASDAQ OTC Bulletin Board symbol "MOOR"), located at 4720 Polaris Street, Las Vegas, NV 89103, a corporation organized under the laws of Colorado, USA (hereinafter referred to as the "Company"). The terms on which the Preferred Stock may be converted into common stock of the Company (the "Common Stock") and the other terms of the Preferred Stock are set forth in a Certificate of Designation of the Series B Convertible Preferred Stock in the form of Exhibit A annexed hereto (the "Certificate of Designation"). In addition, subject to the terms and conditions set forth below, the Company will sell to Subscriber ______________________ (_______) warrants (the "Warrants") to purchase Common Stock, as per the terms of the Stock Purchase Warrant in the form of Exhibit B annexed hereto (as amended, supplemented or otherwise modified from time to time, the "Stock Purchase Warrant"). This Agreement, the offer and sale of the Preferred Stock and Warrants, and of the Common Stock underlying of the Preferred Stock and Warrants (the "Underlying Shares", and, together with the Preferred Stock and Warrants, collectively, the "Securities"), are being made in reliance upon the provisions of Regulation S.
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                 The undersigned, ______________________, located at
___________________, _________________, a corporation organized under the laws of ________, a non-USA jurisdiction (hereinafter referred to as "Subscriber"), hereby represents and warrants to, and agrees with the Company as follows:

                 1.       Agreement to Subscribe; Purchase Price.

                 (a) Purchase and Sale of Preferred Stock. Upon the terms and subject to the conditions set forth herein, the Company shall issue and sell to Subscriber, and Subscriber will buy from the Company, _______________________________ (_______) shares of Series B Preferred Stock, for an aggregate purchase price of _________________________________
(US$_________) United States Dollars (as such amounts shall be reduced from time to time by conversion or redemption of such shares as provided herein and in the Certificate of Designation, (the "Purchase Price"). Each share of Preferred Stock so purchased shall have a liquidation preference of Ten (US$10) United States Dollars.

                 (b) Form of Payment. Subscriber shall pay the Purchase Price by delivering good funds in United States Dollars by wire transfer to Goldstein, Goldstein & Reis, LLP, Escrow Agent, against delivery of the original Preferred Stock. The parties have entered into an Escrow Agreement annexed hereto as Exhibit C (as amended, supplemented or otherwise modified from time to time, the "Escrow Agreement"). The Purchase Price shall be paid to the Company as provided in such Escrow Agreement

                 (c) Wire Instructions. Wire instructions for Goldstein, Goldstein & Reis, LLC are as follows:

                 Chase Manhattan Bank, N.A.
                 ABA No. 021000021
                 For the Account of:
                  United States Trust Company of New York
                  Account No. 920-1-073195
                 In favor of:
                  Goldstein, Goldstein & Reis, LLP Attorney Escrow Account Account No. 59-01383

                 2. Representation and Warranties of Subscriber. Subscriber acknowledges, represents, warrants and agrees as follows:

                 (a) Organizations and Authorization. Subscriber is duly incorporated or organized and validly existing in the jurisdiction of its incorporation or organization and has all



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requisite power and authority to purchase and hold the Securities. This
Agreement has been duly authorized, executed and delivered by Subscriber. The decision to invest and the execution and delivery of this Agreement by Subscriber, the performance by Subscriber of its obligations hereunder and the consummation by Subscriber of the transactions contemplated hereby have been duly authorized and requires no other proceedings, consent or authorization of Subscriber or its Board of Directors, stockholders, partners, managers or others, as the case may be. Subscriber's signatory has all right, power and authority to execute and deliver this Agreement on behalf of Subscriber. This Agreement has been duly executed and delivered by Subscriber and, assuming the execution and delivery hereof and acceptance thereof by the Company, will constitute the legal, valid and binding obligations of Subscriber, enforceable against Subscriber in accordance with its terms.

                 (b) Evaluation of Risks. Subscriber has such knowledge and experience in financial and business matters as to be capable of evaluating the merits and risks of, and bearing the economic risks entailed by, an investment in the Company and of protecting its interests in connection with this Agreement and the transactions contemplated hereby. It recognizes that its investment in the Company involves a high degree of risk. Subscriber can afford the complete loss of Subscriber's investment, and Subscriber will have sufficient capital to enter into and perform this Agreement and to purchase the Preferred Stock to be sold hereunder.

                 (c) Foreign Laws. This Agreement and the consummation of the transactions contemplated hereby comply with all applicable laws of Subscriber's jurisdiction, including (i) the legal requirements within such jurisdiction for the purchase of the Securities and other applicable securities laws (if any), (ii) any foreign exchange restrictions applicable to such purchase, (iii) any governmental or other consent that may need to be obtained, and (iv) the income tax and other tax consequences, if any, that may be relevant to the purchase, holding, sale or transfer of any Securities.

                 (d) Independent Counsel. Subscriber acknowledges that it has been advised to consult with its own attorney regarding legal matters concerning the Company and to consult with its tax advisor regarding the tax consequences of acquiring the Securities.

                 (e) Disclosure Documentation. Subscriber has received and reviewed copies of the Company's reports filed under the Securities Exchange Act of 1934, as amended (together with the regulations promulgated thereunder, the "1934 Act"), including Form 10-KSBs, Form 10-QSBs and Form 8-Ks filed by the Company for at least twelve (12) months immediately preceding the Closing Date (collectively, the "SEC Filings"). Except for the SEC Filings, Subscriber is not relying on any other information relating to the offer and sale of the Securities. Subscriber acknowledges that the Company has offered to make available any additional public information that Subscriber may reasonably request, including technical information, and other material information about the Company and Subscriber has been offered Company's full and unconditional cooperation in making such information available to Subscriber and acknowledges that the Company has recommended that Subscriber request and review such information prior to



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making an investment decision. No oral or written representations have been made, or oral or written information furnished to Subscriber or its advisors, if any, in connection with the offering of the Securities which were or are in any way inconsistent with the SEC Filings.

                 (f) Opportunity to Ask Questions. Subscriber has had a reasonable opportunity to review the SEC Filings, obtain such additional information concerning the Company and its business, and to ask questions of and receive answers from the Company concerning the Company, the offering hereunder and the Securities, as Subscriber deems necessary to make an informed investment decision and to evaluate the merits and risks of the investments contemplated by this Agreement, and, without limitation to Section 2(e) above, all such questions, if any, have been answered to the full satisfaction of Subscriber.

                 (g) SEC Filings Constitute Sole Representations. Without limitation to Sections 2(e) and (f) above, except as set forth in the SEC Filings, no representations or warranties have been made to Subscriber by (a) the Company or any agent, employee or affiliate of the Company or (b) any other person, and in entering into this transaction Subscriber is not relying upon any information, other than that contained in the SEC Filings and the results of independent investigation by Subscriber.

                 (h) Subscriber is Accredited Investor. Subscriber is an "Accredited Investor" (as defined in Regulation D of the Securities Act). Subscriber is purchasing the Securities for its own account. Subscriber has no present intention to sell any Securities, and Subscriber has no present arrangement (whether or not legally binding) at any time to sell any Securities to or through any person or entity.

                 (i) Registration. Subscriber understands that the Securities have not been registered under the Securities Act or any other securities laws but are being offered and sold to it in reliance upon specific exemptions from the registration requirements of Federal and State securities laws and that the Company is relying upon the truth and accuracy of the representations, warranties, agreements, acknowledgments and understandings of Subscriber set forth herein in order to determine the applicability of such exemptions and the suitability of Subscriber to acquire the Securities.

                 (j) Offering Outside the United States. Subscriber is not a "U.S. Person" as defined in Regulation S.(1) At the time the buy order for this transaction was originated,


--------------------
         (1) Pursuant to Regulation S, a "U.S. Person" means: (i) any natural person resident in the United States, (ii) any partnership or corporation organized or incorporated under the laws of the United States, (iii) any estate of which any executor or administrator is a U.S. Person, (iv) any trust of which any trustee is a U.S. Person, (v) any agency or branch of a foreign entity located in the United States, (vi) any non-discretionary account or similar account (other than an estate or trust) held by a dealer or other fiduciary organized, incorporated or (if any individual resident in the United States), (vii) any discretionary account or similar account (other than an estate or trust) held by a dealer or other fiduciary organized, incorporated or (if an individual resident in the United States), or (viii) any partnership or corporation if organized under the laws of any foreign jurisdiction and formed by any U.S. Person principally for the purpose of investing in securities not registered under the Securities Act, unless it is organized or incorporated and owned by accredited investors (as defined in Rule 501(a) under the Securities
Act) who are not natural persons, estates or trusts.



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Subscriber was outside the United States and no offer to purchase the
Securities was made in the United States. Subscriber agrees not to reoffer or sell the Securities, or to cause any transferee permitted hereunder to reoffer or sell the Securities, within the United States, or for the account or benefit of a U.S. Person, (i) as part of the distribution of the Securities at any time, or (ii) otherwise, until at least forty (40) days after the Securities are issued, and, in either case, only in a transaction meeting the requirements of Regulation S under the Securities Act, including without limitation, where the offer (i) is not made to a person in the United States and either (A) at the time the buy order is originated, the Subscriber is outside the United States or the Company and any person acting on its behalf reasonably believes that the Subscriber is outside the United States, or (B) the transaction is executed in, on or through the facilities of a designated offshore securities market and neither the seller nor any person acting on its behalf knows that the transaction has been pre-arranged with a buyer in the United States; and
(ii) no directed selling efforts shall be made in the United States by the Subscriber, an affiliate or any person acting on their behalf, or in a transaction registered under the Securities Act or pursuant to an exemption from such registration. The address set forth by Subscriber's name in Section 12(i) hereof is Subscriber's true and correct domicile, which address is not within the United States. Subscriber has no present intention of becoming a resident of any other jurisdiction. This Agreement has been executed and sent to the Company by Subscriber from a location outside the United States, and at such time and throughout the term of this Agreement Subscriber was and will be outside the United States. If Subscriber is a corporation, partnership, trust or other entity, (i) it has its principal place of business at the address set forth in Section 12(i) hereof, (ii) is not organized under the laws of any jurisdiction within the United States, and (iii) was not formed by a U.S. Person for the purpose of investing in Regulation S securities. Subscriber is not an affiliate of the Company. Subscriber expressly acknowledges that no offer to sell any of the Securities was made to Subscriber in the United States and that any purchase by, or delivery to, Subscriber of any Common Stock and Warrants will be made outside the United States. Subscriber has no reason to believe that Subscriber's acquisition of Securities as contemplated hereby will not constitute an "offshore transaction" (as such term is used in Regulation
S).

                 (k) Investment Intent. Without limiting its ability to resell the Securities pursuant to an effective registration statement, Subscriber is acquiring the Securities solely for its own account and not with a view to the distribution, assignment or resale to others to or for the benefit or account of any U.S. Person, in whole or in part. Subscriber understands and agrees that it may bear the economic risk of its investment in the Securities for an indefinite period of time. Subscriber does not now have any short position or hedge position in the Company's Common Stock, nor will Subscriber make any promissory notes and/or pledges using the Securities as collateral. Subscriber understands that the securities are being issued in reliance upon the exemption afforded by Regulation S. As a result, the securities may not be transferred




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except as permitted under various exemptions contained in the Securities Act or upon satisfaction of the registration and prospectus delivery requirements of the Securities Act. Subscriber acknowledges that it must bear the economic risk of its investment in the securities for an indefinite period of time, particularly since the Company has no obligation to register the securities under the Securities Act except in the limited circumstances contemplated by the Registration Rights Agreement between Subscriber and Company in the form of Exhibit E hereto. Subscriber is experienced in evaluating companies such as the Company, is able to protect its own interests in the transactions contemplated by this Agreement and has such knowledge and experience in financial and business matters as to be capable of evaluating the merits and risks of an investment in the Company.

                 (l)      Transfer Restrictions/Holding Period/Redemption.

                          (i) The transaction restriction in connection with this offshore offer and sale restricts Subscriber from offering and selling to U.S. Persons, or for the account or benefit of a U.S. Person, for a period of time. Rule 903(c)(2) governs a forty (40) day transaction restriction and is defined herein as the "Restricted Period." In addition, no conversion of Preferred Stock shall be made from the date hereof to the later to occur of (A) January 2, 1998 and (B) the date occurring forty-five (45) days after the Closing Date (the "Holding Period"). After the expiration of the Holding Period up to one hundred (100%) percent of the Preferred Stock shall be convertible into Underlying Shares at the option of Subscriber in accordance with the terms hereof and of the Certificate of Designation.

                          (ii) Stop transfer instructions have been or will be placed on any certificates or other documents evidencing any Securities so as to restrict the resale, pledge, hypothecation or other transfer thereof in accordance with the provisions hereof and the provisions of Regulation S.

                          (iii) The Company may at its sole discretion, and in accordance with the Certificate of Designation, redeem the Preferred Stock, in whole or in part, at any time by payment to the Subscriber of all or a portion of the then-current Liquidation Preference thereof, together with all, or a corresponding ratable portion of, then-accrued dividends thereunder. Upon any such partial redemption of Preferred Stock, the Liquidation Preference thereof shall be reduced by the amount of Liquidation Preference paid to Subscriber in connection therewith.

                 (m) Transfer Restrictions Regarding Securities. Upon conversion of any part or all of the Preferred Stock at any time after the Holding Period, if the holder of the Preferred Stock being converted makes the certification, pursuant to a Notice of Conversion in the form attached hereto as Exhibit D (a "Notice of Conversion"), that such holder has complied with all of the requirements of Regulation S and such other requirements as set forth herein, then the Company shall cause the Transfer Agent to deliver Underlying Shares upon such conversion without a restrictive legend or stop transfer instructions, otherwise the Underlying Shares shall be




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considered restricted securities and certificates representing such Underlying
Shares shall contain restrictive legends and stop transfer instructions will be placed with the Transfer Agent regarding such Underlying Shares, including without limitation the following legend:

                 "THE SECURITIES EVIDENCED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (TOGETHER WITH THE REGULATIONS PROMULGATED THEREUNDER, THE "SECURITIES ACT"), AND MAY NOT BE SOLD, OFFERED FOR SALE, TRANSFERRED, PLEDGED OR HYPOTHECATED WITHIN THE UNITED STATES (AS THAT TERM IS DEFINED IN REGULATION S PROMULGATED UNDER THE SECURITIES ACT) OR TO A U.S. PERSON (AS THAT TERM IS DEFINED IN REGULATION S) IN THE ABSENCE OF AN EFFECTIVE REGISTRATION STATEMENT FILED UNDER SAID ACT AND ANY APPLICABLE STATE SECURITIES LAWS, UNLESS AN EXEMPTION FROM SUCH REGISTRATION IS AVAILABLE."

                 The certificates representing Securities, and each certificate issued in transfer thereof, will also bear any legend required under any applicable state securities law.

                 Subscriber understands that the Company is the issuer of the securities which are the subject of this Agreement, and that, for purposes of Regulation S, a "distributor" is any underwriter, dealer or other person who participates, pursuant to a contractual arrangement, in the distribution of securities offered or sold in reliance on Regulation S and that an "affiliate" is any partner, officer, director or any person directly or indirectly controlling, controlled by or under common control with the person in question. In this regard, Subscriber shall not, during the Restricted Period, act as a distributor, either directly or through any affiliate, nor shall Subscriber sell, transfer, hypothecate or otherwise convey any of the Securities or interest therein, other than in accordance with this Agreement. Subscriber shall not at any time sell, transfer, hypothecate or otherwise convey any of the Securities or interest therein to a distributor, unless Subscriber shall have first notified such distributor that such Securities are governed by Regulation S, and such distributor has agreed to comply with any applicable terms of Regulation S with respect to such Securities.

                 Anything to the contrary appearing in this Agreement or any document contemplated hereby notwithstanding, the maximum number of Underlying Shares sold on any day by or on behalf of Subscriber, directly or indirectly, shall not exceed ______ (__%) percent of the total number of shares of Common Stock traded on the NASDAQ OTC Bulletin Board on the day prior to each Conversion Date.

                 (n) Registration Rights. The parties have entered into a Registration Rights Agreement (Exhibit E).



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                 (o)      No Advertisements. Subscriber is not subscribing for
Securities as a result of or subsequent to any advertisement, article, notice or other communication published in any newspaper, magazine, or similar media or broadcast over television or radio, or presented at any seminar or meeting. Neither Subscriber, nor any affiliate or any person acting on Subscriber's behalf, (i) has made any "directed selling efforts," as such term is defined under Regulation S in the United States and its territories and possessions (the "United States") with respect to the Securities or any other shares of the Company, and (ii) during the Restricted Period following the issuance of any Securities will make any such directed selling effort. The transactions contemplated hereby (x) have not been and will not be pre-arranged by Subscriber with any buyer located in the United States or which is a U.S. Person and (y) are not and will not be part of a plan or a scheme by Subscriber to evade the registration provisions of the Securities Act.

                 (p) Backup Withholding. Subscriber certifies, under penalty of perjury, that it is NOT subject to the backup withholding provisions of Section 3406(a)(1)(c) of the Internal Revenue Code of 1986, as amended.

                 3. Representations and Warranties of the Company. The Company represents, warrants and agrees as follows:

                 (a) Organization and Authorization. The Company is a corporation duly organized, validly existing and in good standing under the laws of the State of Colorado and has all requisite corporate power and authority to own, lease and operate its properties and assets and to carry on its business as currently conducted. The Company is qualified to do business as a foreign corporation in each jurisdiction in which the ownership of its property or the nature of its business requires such qualification, except where the failure to so qualify would not have a material adverse effect on the Company. The Company is not in default or violation of any material term or provision of its Certificate of Incorporation, as amended, or By-laws nor will the consummation of the transactions contemplated by this Agreement cause any such default or violation. The Company has all requisite corporate right, power and authority to enter into this Agreement, to sell the Securities hereunder and to carry out and perform its obligations under the terms of this Agreement. This Agreement is a valid and binding obligation of the Company, enforceable in accordance with its terms, except as the same may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or other similar laws effecting the rights of creditors generally and available equitable remedies. Upon their issuance and delivery pursuant to this Agreement, the Underlying Shares will be validly issued, fully paid and nonassessable and will be free of any liens or encumbrances; provided, however, that the Underlying Shares are subject to restrictions on transfer under state and/or federal laws.

                 (b) Capitalization. The authorized capital stock of the Company consists of 100,000,000 shares of Common Stock $0.001 par value, of which 21,118,274 are outstanding as of October 31, 1997, and 40,000,000 shares of Preferred Stock, $0.001 par value, none of which are outstanding.

                 (c) Reporting Issuer Company Status. The Company is a "Reporting Issuer" as defined in Rule 902 of Regulation S. To the best of its knowledge, the Company is in full compliance, to the extent applicable, with all reporting obligations under either Section 12(b),




                                      8
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12(g) or 15(d) of the Securities Exchange Act of 1934, as amended (the
"Exchange Act"), and shall use its best efforts to maintain such status on a timely basis. The Company has registered its Common Stock pursuant to Section 12 of the Exchange Act, and Common Stock trades on the NASDAQ OTC Bulletin Board on the date hereof.

                 (d) Company to Reserve Shares. The Company will reserve from its authorized but unissued shares of Common Stock a sufficient number of shares of Common Stock to permit the conversion in full of the outstanding Preferred Stock and Warrants.

                 (e) Bulletin Board. The Company will use all commercially reasonable efforts to maintain the listing of its Common Stock on the NASDAQ OTC Bulletin Board or a recognized National Securities Exchange.

                 (f) Company to Honor Telecopied Notices. The Company will permit Subscriber to exercise its right to convert the Preferred Stock and exercise the Warrants by telecopying an executed and completed Notice of Conversion to the Company and delivering the original Notice of Conversion and the certificate representing the Preferred Stock to the Company by express courier. The Company will use all commercially reasonable efforts to transmit the certificates representing Underlying Shares issuable upon conversion of any Preferred Stock or exercise of Warrants (together with the certificates representing any then-remaining unconverted Preferred Stock or Warrants) to Subscriber via express courier, at the address set forth herein , by electronic transfer or otherwise within three business days after the applicable Conversion Date (defined below) if the Company has received the original Notice of Conversion and Preferred Stock certificate being so converted by such date. In addition to any other remedies which may be available to Subscriber, in the event that the Company fails for any reason to transmit such shares of Common Stock within such three business day period, Subscriber will be entitled to revoke the relevant Notice of Conversion by delivering a notice to such effect to the Company whereupon the Company and Subscriber shall each be restored to their respective positions immediately prior to delivery of such Notice of Conversion.

                 In the event that the Common Stock issuable upon conversion of the Preferred Stock is not delivered within five (5) business days of receipt by the Company of a valid Notice of Conversion (such date of receipt referred to as the "Conversion Date"), and the Preferred Stock to be converted is received within three (3) business days from the Conversion Date, the Company shall pay to the Purchaser, in immediately available funds, upon demand, as liquidated damages for such failure and not as a penalty, for each $100,000 of Preferred Stock sought to be converted, $500 for each of the first ten (10) days and $1,000 per day thereafter that the Underlying Shares required to be issued pursuant to such attempted conversion (the "Conversion Shares") are not delivered, which liquidated damages shall run from the sixth business day after the Conversion Date. Any and all payments required pursuant to this paragraph shall be payable only in shares of Common Stock and not in cash. The number of such shares shall be determined by dividing the total sum payable by the Conversion Price (as defined in the Certificate of Designation).




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                 (g)      SEC Filings. None of the Company's filings with the
Securities and Exchange Commission since December 31, 1995 contained as of the respective dates thereof any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statement therein in light of the circumstances under which they were made, not misleading. To the best of its knowledge, the Company has since December 31, 1995 timely filed all requisite forms, reports and exhibits thereto with the Securities and Exchange Commission.

                 (h) Opinions of Company Counsel. The Company shall use its best efforts to have counsel provide, at the Company's expense, (i) a Regulation S opinion of counsel as to matters pertaining to the Company acceptable to the Transfer Agent upon conversion of the Preferred Stock, upon receipt of Notice of Conversion from Subscriber, and upon exercise of the Warrants, and (ii) any opinions of counsel pertaining to the Company which may be reasonably required in order to convert the Preferred Stock.

                 (i) Other Convertible Interests. Except as described in the SEC Filings, (i) there are no other outstanding debt or equity securities presently convertible into shares of Common Stock or that could be convertible into shares of Common Stock, (ii) the Company has no outstanding restricted shares of Common Stock, or shares of Common Stock sold under Regulation S or Regulation D under the Securities Act or outstanding under any other exemption from registration, which are available for sale as unrestricted free trading stock, (iii) the Company has no other liabilities or obligations, (iv) the Company is not in default in the performance or observance of any material obligation, agreement, covenant or condition contained in any indenture, mortgage, deed of trust or other material instrument or agreement to which it is a party or by which its property is bound, (v) the Company has sufficient trademarks, trade names, patent rights, copyrights and licenses to conduct its business as presently conducted, (vi) the Company has good and marketable title to all properties and material assets described in the aforementioned reports as owned by it, or (vii) the Company does not presently own control, directly or indirectly, any interest in any other corporation, partnership, association or other business entity.

                 (j) Restrictions on Future Regulation S Financings. The Company agrees that it will not enter into any debt or equity financing in reliance on Regulation S until the earlier of: (i) the then-remaining Liquidation Preference of the Preferred Stock is no greater than Two Hundred Eighty Five Thousand (US$285,000) United States Dollars, (ii) one hundred twenty (120) days from the Closing Date, or (iii) Subscriber gives written approval for such additional financing; provided, however, anything to the contrary appearing herein notwithstanding, neither this Section 3(j) nor any other provision hereof shall be construed to restrict or prohibit the Company's right to restructure, amend or modify any facility existing on the date hereof.

                 (k) Mandatory Conversion. In the event the Preferred Stock has not all been converted two (2) years from the Closing Date, all Preferred Stock shall automatically be

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converted as if Subscriber voluntarily elected such conversion in accordance with the procedure, terms and conditions set forth in this Agreement.

                 (l) Dilution. The Company is aware and acknowledges that conversion and exercise of the Securities would cause dilution to existing shareholders and could significantly increase the outstanding number of shares of Common Stock.

                 4. Representations and Warranties of the Company and Subscriber. Each of Subscriber and the Company represent, warrant to, and agree with, the other as follows, in each case with respect to itself alone:

                 (a) Agreement. This Agreement has been duly authorized, validly executed and delivered on behalf of such party and is a valid and binding agreement in accordance with its terms, subject to general principles of equity and to bankruptcy or other laws affecting the enforcement of creditors' rights generally.

                 (b) Non-contravention. The execution and delivery of this Agreement and the consummation of the issuance of the Securities and the transaction contemplated by this Agreement do not and will not conflict with or result in a breach by such party of any of the terms or provisions of, or constitute a default under, the articles of incorporation or by-laws of such party, or any indenture, mortgage, deed of trust of other material agreement or instrument to which such party is a party or by which it or any of its properties or assets are bound, or any existing applicable law, rule or regulation or any applicable decree, judgment or order of any court, Federal or State regulatory body, administrative agency or other governmental body having jurisdiction over such party or any of its properties or assets. The execution, delivery and performance of this Agreement and the consummation by such party of the transactions contemplated hereby or relating hereto do not and will not
(i) result in a violation of such party's charter documents, by-laws, partnership agreement, certificate of limited partnership or other governing documents, as the case may be, or (ii) conflict with, or constitute a default (or an event which with notice of lapse of time or both would become a default) under, or give to others any rights of termination, amendment, acceleration or cancellation of, any agreement, indenture or instrument to which such party is a party, or result in a violation of any law, rule, or regulation, or any order, judgment or decree of any court or governmental agency applicable to such party or any of its properties. Such party is not required to obtain any consent, authorization or order of, or make any filing or registration with, any court or governmental agency in order for it to execute, deliver or perform any of its obligations under this Agreement or the transactions contemplated hereby; provided that for purposes of the representation made in this sentence, each party is assuming and relying upon the accuracy of the relevant representations and agreements of the other party herein.

                 (c) Approvals. Neither the Company nor Subscriber is aware of any authorization, approval or consent of any governmental body which is legally required for the issuance and sale of the Securities.

                 (d) Indemnification. Each of the Company and Subscriber agrees to indemnify the other and to hold the other harmless from and against any and all losses, damages, liabilities, costs and expenses (including reasonable attorneys' fees) which the other may sustain or incur in connection with the breach by the indemnifying party of any representation, warranty or covenant made by it in this Agreement.

                 (e) Time of Representations and Warranties. Each representation and warranty made by each party hereunder shall be deemed made as of the date hereof and as of the Closing Date, unless the context shall clearly require otherwise.

                 5. Permissive Redemption. Please refer to Certificate of Designation.

                 6. Restrictions on Conversion of Preferred Stock. The convertibility of the Preferred Stock shall be restricted such that the portion of the Preferred Stock which, if otherwise converted, would result in Subscriber or the Holder being deemed the beneficial owner, in accordance with Rule 13d-3 of the Securities Exchange Act of 1934, as amended, of 4.99% or more of the then issued and outstanding Common Stock, shall not be convertible.

                 7. Exemption; Reliance on Representations. Subscriber understands that the offer and sale of the Securities are not being registered under the Securities Act. The Company is relying on the rules governing offers and sales made outside the United States pursuant to Regulation S. Each of the Company and Subscriber agree to comply in all material respects with the provisions of Regulation S in connection with the transactions contemplated hereby, and to ensure that all applicable Offering Restrictions (as defined in Regulation S) are thoroughly complied with and satisfied and to refrain from engaging, and to ensure that none of its affiliates will engage, in any directed selling efforts (as defined in Regulation S).

                 8. Stock Delivery Instructions. The Preferred Stock Certificate shall be delivered to Subscriber on a delivery versus payment basis as set forth in the Escrow Agreement.

                 9. Closing Date. The Closing Date (the "Closing Date") shall be mutually agreed upon as to time and place when the Escrow Agent receives the Securities and Purchase Price, the conditions set forth in Sections 10 and 11 and the terms and conditions of the Escrow Agreement herein are satisfied or waived.

                 10. Conditions to the Company's Obligation to Sell. Company's obligation to sell the Securities are conditioned upon:

                 (a) The execution and delivery of this Agreement by the Company; and

                 (b) Delivery into escrow by Subscriber of good cleared funds as payment in full for the purchase of the Preferred Stock, and written notification to the Company by the Escrow Agent of receipt of payment in full for the Convertible Preferred Stock; and

                 (c) All representations and warranties of Subscriber shall remain true and correct as of the Closing Date.

                 11. Conditions to Subscriber's Obligation to Purchase. Subscriber's obligation to purchase the Preferred Stock is conditioned upon:

                 (a) The execution and delivery of this Agreement by Subscriber;

                 (b) Delivery of the Preferred Stock, Warrant and Registration Rights Agreement;

                 (c) All representations and warranties of the Company shall remain true and correct as of the Closing Date;

                 (d) Receipt of opinion of counsel in substantially the form of Exhibit F hereto and a copy of a filed Certificate of Designation.

                 12.      Miscellaneous.

                 (a) This Agreement will be construed and enforced in accordance with and governed by the laws of the State of New York, except for matters arising under the Securities Act, without reference to principles of conflicts of law. Each of the parties consents to the jurisdiction of the federal courts whose districts encompass any part of the State of New York or the state courts of the State of New York in connection with any dispute arising under this Agreement and hereby waives, to the maximum extent permitted by law, any objection, including any objection based on forum non conveniens, to the bringing of any such proceeding in such jurisdictions. Each party hereby agrees that if another party to this Agreement obtains a judgment against it in such a proceeding, the party which obtained such judgment may enforce same by summary judgment in the courts of any country having jurisdiction over the party against whom such judgment was obtained, and each party hereby waives any defenses available to it under local law and agrees to the enforcement of such a judgment. Each party to this Agreement irrevocably consents to the service of process in any such proceeding by the mailing of copies thereof by registered or certified mail, postage prepaid, to such party at its address set forth herein. Nothing herein shall affect the right of any party to serve process in any other manner permitted by law.

                 (b) If for any reason the transactions contemplated by this Agreement are not consummated, each of the parties hereto shall keep confidential any information obtained from any other party (except information publicly available or in such party's domain prior to the date hereof, and except as required by court order) and shall promptly return to the other parties all schedules, documents, instruments, work papers or other written information, without retaining copies thereof, previously furnished by it as a result of this Agreement or in connection herewith.

                 (c) In lieu of the original, a facsimile transmission or copy of the original shall be as effective and enforceable as the original. This Agreement may be executed in counterparts which shall be considered an original document and which together shall be considered a complete document.

                 (d) This Agreement and Exhibits hereto constitute the entire agreement between Subscriber and the Company with respect to the subject matter hereof. This Agreement may be amended only by a writing executed by both of them.

                 (e) Subscriber represents to the Company that the representations and warranties of Subscriber contained herein are complete and accurate and may be relied upon by the Company in determining the availability of an exemption from registration under federal and state securities laws in connection with a private offering of securities.

                 (f) In the event that any provision of this Agreement becomes or is declared by a court of competent jurisdiction to be illegal, unenforceable or void, this Agreement shall continue in full force and effect without said provision; provided that no such severability shall be effective if it materially changes the economic benefit of this Agreement to any party.

                 (g) Each of the Company and Subscriber agrees to keep confidential and not to disclose to or use for the benefit of any third party the terms of this Agreement or any other information which at any time is communicated by the other party as being confidential without the prior written approval of the other party; provided, however, that this provision shall not apply to information which, at the time of disclosure, is already part of the public domain (except by breach of this Agreement) and information which is required to be disclosed by the Exchange Act or other applicable law.

                 (h) Each of the parties shall pay its own fees and expenses (including the fees of any attorneys, accountants, appraisers or others engaged by such party) in connection with this Agreement and the transactions contemplated hereby.

                 (i) Each Notice of Conversion, and all other notices and communications delivered hereunder from time to time, and any Preferred Stock representing the portion of the Preferred Stock remaining unconverted, if applicable, shall be delivered as follows:

                 If to the Company:

                          Chadmoore Wireless Group, Inc.
                          4720 Polaris Street
                          Las Vegas, Nevada 89103
                          Attn: Robert Moore
                          Fax: (702) 740-4233

                 If to Subscriber:

                          [Insert address and fax number]


                 Provided, that each party may specify an address for notices and communications to such party different from the one then specified under this Section 12(i) by so notifying the other party at the address then operative under this Section 12(i).

                 IN WITNESS WHEREOF, this Offshore Subscription Agreement was duly executed on the date first written below.

                                        PURCHASER:


                                        By
                                          -------------------------------
                                        Title:
                                        Executed at
                                        this 10th day of December, 1997

Agreed to and Accepted on
this 10th day of December, 1997

CHADMOORE WIRELESS GROUP, INC.



By
  -------------------------------
 Title: